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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 MARCH 29, 2001
                                 Date of Report
                        (Date of earliest event reported)

                             GADZOOX NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-26541                                                     77-0308899
(Commission File No.)                                 (IRS Employer Identification Number)

                               5850 HELLYER AVENUE
                               SAN JOSE, CA 95138
                    (Address of Principal Executive Offices)

                                  408-360-4950
              (Registrant's Telephone Number, Including Area Code)



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     ITEM 5. OTHER EVENTS

     On March 29, 2001, Gadzoox Networks, Inc., a Delaware corporation ("Gadzoox"), issued a press release (attached hereto as Exhibit 99.1) announcing that it anticipates lower than expected revenues for its fourth fiscal quarter ending March 31, 2001 and that it is implementing an expense and headcount reduction plan.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 2001                   GADZOOX NETWORKS, INC.

                                       By: /s/ Michael Parides
                                           -------------------------------------
                                           Michael Parides
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1            Press Release of registrant dated March 29, 2001.


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